Exhibit 99.1
FOR IMMEDIATE RELEASE
December 16, 2010
Media Contacts:
LaRhesa Moon, 210.218.6551
Donna Hinkelman, 210.683.5291
SCANTRON CORPORATION TO ACQUIRE EDUCATION TECHNOLOGY COMPANY GLOBALSCHOLAR
Innovative web-based instructional management capabilities of GlobalScholar to be combined with
Scantron’s leading web-based education solutions
San Antonio, TX, December 16, 2010 — Harland Clarke Holdings Corp., the parent company of Scantron Corporation, today announced that Scantron has signed a definitive agreement to acquire GlobalScholar, a privately-held education technology company. GlobalScholar’s technology solutions are marketed under the “Pinnacle” brand and are designed to manage the entire cycle of learning for K-12 students, teachers, parents and education administrators. The acquisition of GlobalScholar furthers Scantron’s rapid expansion of web-based education solutions, combining GlobalScholar’s innovative instructional management platform with Scantron’s testing and assessment solutions and Scantron’s recent acquisition of Spectrum K-12 School Solutions’ response to intervention (RTI), student achievement management and special education software solutions.
GlobalScholar’s award winning Pinnacle Suite ™ supports all aspects of managing education at K-12 schools, including student information systems; performance-based scheduler; gradebook; learning management system; longitudinal data collection, analysis and reporting; teacher development and performance tracking; and online communication and tutoring portals. Serving a student population of more than five million, GlobalScholar partners with some of the most progressive and innovative school systems in America. GlobalScholar is based in Bellevue, Washington, and currently has approximately 330 employees, including a state-of-the-art software development operation in Chennai, India.
“GlobalScholar is a recognized leader in developing tools to allow effective personalization of education while maximizing the education experience. There is a growing sense of urgency to provide solutions that will help bring a new level of excellence to education systems. Scantron and GlobalScholar’s combined solutions will provide powerful tools for teachers, administrators and parents, in schools and districts of any size, as they work to improve the achievement levels for all students” said Bill Hansen, president of Scantron and Former United States Deputy Secretary of Education.
Chuck Dawson, president and CEO of Harland Clarke Holdings Corp., a wholly owned subsidiary of M&F Worldwide Corp. (NYSE: MFW) stated, “We are committed to providing solutions that will enable students and educators to achieve the highest level of excellence. Comprehensive student information management, efficient delivery of content, and customizable assessment approaches are imperative to achieving this goal. We believe the combination of GlobalScholar, Scantron, and Spectrum K-12 web-based solutions will provide a powerful approach to meeting the needs of school administrators while helping students and teachers achieve 21st century skills and readiness.”
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Scantron Corporation to Acquire Education Technology Company GlobalScholar
Scantron has utilized technology for more than three decades to provide assessment and survey solutions to education, commercial and government organizations. Its reputation is built upon its pioneering products and services that allow for the rapid, accurate and reliable capture of student performance data. Scantron’s Performance Series® is a computer-adaptive diagnostic tool that assesses student proficiency levels across a range of subjects which correspond to specific state standards. The award-winning Achievement Series® is a web-based district-wide assessment solution that allows K-12 educators to develop and administer online and paper-based tests, capture immediate results and produce standards-based reports. Spectrum K-12’s award-winning EXCEED® platform tracks student data to assess when special intervention or special teaching methodologies are advisable to further student achievement. Scantron is also the source of value-added services like hardware sales, forms and maintenance.
“We are excited to be joining forces with Scantron, whose assessment and Spectrum K-12 RTI products are natural complements to the Pinnacle Suite’s 360° approach to student performance,” said Kal Raman, GlobalScholar’s CEO. Raman founded GlobalScholar based on the belief and his personal experience that education can be a transforming force in an individual’s life. “Our goal is to empower parents and educators with the information, analysis, instruction and software resources necessary to help every child achieve his or her personal academic best. Combining with Scantron provides integral resources necessary to realize this mission.”
Commenting on the announcement, president and CEO of M & F Worldwide, Barry F. Schwartz, said, “GlobalScholar will substantially expand Scantron’s ability to deliver the most cutting-edge solutions to help realize the potential of each and every student, demonstrating Scantron’s commitment to continue being the leader in education technology innovations. We welcome Kal Raman and the GlobalScholar team to the M & F Worldwide family of businesses.”
The acquisition is expected to close in the first quarter of 2011, subject to the satisfaction of customary closing conditions.
Forward-Looking Statements
Certain statements made in this announcement contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, that involve a number of risks and uncertainties. All statements, other than statements of historical fact provided herein, may be deemed to be forward-looking statements. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to uncertainty and changes in circumstances. Without limiting the foregoing, statements including the words “enable”, “further”, “benefit”, “expand”, “maximize”, “complements”, “empower”, “realize” and other similar expressions are intended to identify forward-looking statements. Factors that could cause such forward-looking statements to differ materially include, but are not limited to: (i) general economic and business conditions in Scantron’s industry, (ii) future product development and (iii) the timely and efficient integration of the acquisition described in this announcement.

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Scantron Corporation to Acquire Education Technology Company GlobalScholar
Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within Harland Clarke Holdings Corp.’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), subsequent quarterly reports on Form 10-Q filed with the SEC, and the risks discussed in Harland Clarke Holdings Corp.’s other filings with the SEC.
You are cautioned not to place undue reliance on these forward-looking statements. Harland Clarke Holdings Corp. undertakes no obligation to publicly revise any of its forward-looking statements to reflect events or circumstances that arise after the date of this report.
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About Scantron Corporation
Scantron helps education, commercial, and government organizations worldwide measure and improve effectiveness with assessment and survey solutions built on leading products and comprehensive, value-added services. The company is best known for its pioneering and exceptional products and services that allow the rapid, accurate and reliable capture of student performance data. Scantron continues this trend with innovative software and survey solutions that leverage its expertise in world-class forms printing and scanner manufacturing. It is proud to serve 80 percent of the top school districts in the United States, as well as 70 countries and 15 Ministries of Education throughout the world that have chosen Scantron’s scanning solutions for their national assessment programs. Scantron’s K-12 district wide assessment solution helps educators meet NCLB (No Child Left Behind) requirements and raise the level of student achievement through a combination of computer-adaptive diagnostic testing and standards-based formative assessment. Scantron’s solution combines a research-based, content-rich computer adaptive test known as Performance Series and a content-neutral, highly flexible assessment product known as Achievement Series that educators use to develop and administer online and paper-based tests and receive immediate results. For more information, visit www.scantron.com.
About Harland Clarke Holdings
Harland Clarke Holdings has three business segments, which are operated by Harland Clarke, Harland Financial Solutions and Scantron. Harland Clarke is a provider of checks and related products, direct marketing services and customized business and home office products. Harland Financial Solutions provides technology products and related services to financial institutions. Scantron is a leading provider of data management solutions and related services to educational, healthcare, commercial, and governmental entities. Harland Clarke Holdings is a wholly owned subsidiary of M & F Worldwide Corp. (NYSE: MFW).
About M&F Worldwide Corp.
M & F Worldwide (NYSE: MFW) has four business segments, which are operated by Harland Clarke, Harland Financial Solutions, Scantron and Mafco Worldwide. Harland Clarke is a provider of checks and related products, direct marketing services and customized business and home office products. Harland Financial Solutions provides technology products and related services to financial institutions. Scantron is a leading provider of data management solutions and related services to educational, healthcare, commercial and governmental entities. Mafco Worldwide produces licorice products for sale to the tobacco, food, pharmaceutical and confectionery industries.
About GlobalScholar
GlobalScholar empowers educators, parents and students throughout the entire learning lifecycle, helping schools achieve educational excellence. Its comprehensive software solution, Pinnacle Suite, supports all aspects of managing education at K-12 schools, including a student information system, gradebook, learning management system, and teacher development, analytics and online learning. The Pinnacle Suite improves productivity so that teachers are able to spend more time with students, and empowers educators with data and insights needed to advance teacher effectiveness and student performance. GlobalScholar also provides online school finders, tutoring and homework help for students and parents. GlobalScholar serves more than 1,000 school districts with a student population of more than five million. To learn more, visit www.globalscholar.com.